EXHIBIT 21
SUBSIDIARIES OF MOODY’S CORPORATION
The following is a list of active, majority-owned subsidiaries of Moody’s Corporation as of December 31, 2023.
U.S. Entities

Acquire Media U.S., LLC	Delaware
Bureau van Dijk Electronic Publishing Inc.	New York
DMG US Investments, Inc.	Delaware
DMGT US, Inc.	Delaware
DVBS, Inc. (formerly Moody’s Risk Services Corp.)	Delaware
GGYAXIS INC	Delaware
Lewtan Technologies Inc.	Massachusetts
MIS Asset Holdings Inc.	Delaware
MIS Quality Management Corp.	Delaware
Moody’s ESG Solutions USA Inc.	Delaware
Moody’s Advisors Inc.	Delaware
Moody’s Analytics, Inc.	Delaware
Moody’s Analytics Knowledge Services Solutions (US) Inc. (formerly Exevo Inc.)	Delaware
Moody’s Analytics Solutions, LLC	Delaware
Moody’s Assurance Company Inc.	New York
Moody’s Assureco Inc.	Delaware
Moody’s Capital Markets Research, Inc.	Delaware
Moody’s Group Holdings Inc.	Delaware
Moody’s Holdings LLC	Delaware
Moody’s International LLC	Delaware
Moody’s Investors Service, Inc.	Delaware
Moody’s Overseas Holdings, Inc.	Delaware
Moody’s Risk Assessments Holdings LLC	Delaware
Moody’s Risk Assessments, Inc.	Delaware
Moody’s Shared Services, Inc.	Delaware
Omega Performance Corporation	California
Regulatory DataCorp, Inc.	Delaware
Risk First Inc.	Delaware
Risk Management Solutions Holdings, Inc.	Delaware
Risk Management Solutions, Inc.	California
RMS UK Holdings, Inc.	Delaware
RMS Worldwide, Inc.	California
The Moody’s Foundation	New York
Vigeo Eiris USA, LLC	Delaware

Non-U.S. Entities

Acquire Media 1 UK Limited	UK
Bureau van Dijk Editions Electroniques S.A.S.	France
Bureau van Dijk Editions Electroniques SARL	Switzerland
Bureau van Dijk Editions Electroniques SRL	Belgium
Bureau van Dijk Edizioni Elettroniche S.p.a	Italy
Bureau van Dijk Electronic Publishing AB	Sweden
Bureau van Dijk Electronic Publishing ApS	Denmark
Bureau van Dijk Electronic Publishing B.V.	Netherlands
Bureau van Dijk Electronic Publishing Beijing Co., Ltd.	China
Bureau van Dijk Electronic Publishing GmbH	Germany
Bureau van Dijk Electronic Publishing Hong Kong Limited	Hong Kong
Bureau van Dijk Electronic Publishing K.K.	Japan
Bureau van Dijk Electronic Publishing Limited Liability Company	Korea, Republic of
Bureau van Dijk Electronic Publishing Ltd.	UK
Bureau van Dijk Electronic Publishing Pte. Ltd.	Singapore
Bureau van Dijk Electronic Publishing Pty. Limited	Australia
Bureau van Dijk Electronic Publishing S.A. de C.V.	Mexico
Bureau van Dijk Electronic Publishing Unipessoal Lda.	Portugal
Bureau van Dijk Electroniq Publishing S.A. (Pty) Ltd	South Africa
Bureau van Dijk EP DMCC	United Arab Emirates
Bureau van Dijk Publicaçao Eletronica Ltda.	Brazil
Bureau van Dijk Publicaciones Electronicas S.A.	Spain
Cortera Software Private Limited	India
GCR Analytics Limited	Mauritius
Gilliland Gold Young Consulting Inc.	Canada
Global Credit Rating Company Limited	Mauritius
ICRA Analytics Limited (fka ICRA Online Limited)	India
ICRA Limited	India
ICRA Nepal Limited	Nepal
KIS Pricing, Inc.	Korea, Republic of
Korea Investors Service, Inc.	Korea, Republic of
MA Support Services CR SRL	Costa Rica
Midroog Ltd.	Israel
MIS Argentina S.A.	Argentina
MIS Brazil Servicos Tecnicos Ltda.	Brazil
MIS MX S.A. de C.V.	Mexico
MIS Support Center Private Limited	India
MIS Support Services CR Sociedad de Responsabilidad Ltda.	Costa Rica
Moody’s (UK) Limited	UK
Moody’s Analytics (India) Private Limited	India
Moody’s Analytics Austria GmbH	Austria
Moody’s Analytics do Brasil Soluções para Gerenciamento de Risco de Crédito Ltda	Brazil
Moody’s Analytics Global Education (Canada), Inc.	Canada

Moody’s ESG Solutions Belgium SA/NV	Belgium
Moody’s ESG Solutions Chile SpA	Chile
Moody’s ESG Solutions France SAS	France
Moody’s ESG Solutions Hong Kong Ltd.	Hong Kong
Moody’s ESG Solutions Italia SrL	Italy
Moody’s ESG Solutions Singapore Pte. Ltd.	Singapore
Moody’s ESG Solutions UK Ltd.	UK
Moody’s Group (Holdings) Unlimited	UK
Moody’s Group Finance Limited	UK
Moody’s Information Consulting (Shenzhen) Co., Ltd.	China
Moody’s International (UK) Limited	UK
Moody’s Investors Service Middle East Limited	United Arab Emirates
Moody’s Local (Chile) SpA (fka Equilibrium (Chile) Holding SpA)	Chile
Moody’s Local AR Agente de Calificación de Riesgo S.A. (Fka Moody’s Latin America Agente de Calificacion de Riesgo S.A.)	Argentina
Moody’s Local MX S.A. de C.V. I.C.V.	Mexico
Moody’s Local PE Clasificadora de Riesgo S.A. (fka Equilibrium Clasificadora de Riesgo S.A.)	Peru
Moody’s Shared Services India Private Limited	India
Moody’s (China) Limited	China
Moody's Analytics (DIFC) Limited	United Arab Emirates
Moody’s Analytics (Malaysia) Sdn. Bhd.	Malaysia
Moody’s Analytics (Thailand) Co., Ltd.	Thailand
Moody’s Analytics Australia Pty. Ltd.	Australia
Moody’s Analytics Canada Inc.	Canada
Moody’s Analytics Czech Republic s.r.o.	Czech Republic
Moody’s Analytics Deutschland GmbH	Germany
Moody’s Analytics Hong Kong Limited	Hong Kong
Moody’s Analytics Japan K.K.	Japan
Moody’s Analytics Knowledge Services (Jersey) Limited	Jersey
Moody’s Analytics Knowledge Services Holdings (Mauritius) Limited	Mauritius
Moody’s Analytics Knowledge Services Research (Mauritius) Limited	Mauritius
Moody’s Analytics Korea Co., Ltd.	Korea, Republic of
Moody’s Analytics SAS	France
Moody’s Analytics Singapore Pte. Ltd.	Singapore
Moody’s Analytics Taiwan Co., Ltd.	Taiwan
Moody’s Analytics Technical Services (UK) Limited	UK
Moody’s Analytics UK Limited	UK
Moody’s Asia Pacific Limited	Hong Kong
Moody’s Asia Pacific Group (Singapore) Pte. Ltd.	Singapore
Moody’s Canada Inc.	Canada
Moody’s Canada LP	Canada
Moody’s China (B.V.I.) Limited	Virgin Islands (British)
Moody’s Company Holdings (BVI) I Limited	Virgin Islands (British)
Moody’s Company Hong Kong Limited	Hong Kong
Moody’s Credit Ratings (China) Limited	China
Moody’s Deutschland GmbH	Germany

Moody’s EMEA Financing (Cyprus) Ltd	Cyprus
Moody’s EMEA Holdings Limited	UK
Moody’s Equilibrium I (BVI) Holding Corporation	Virgin Islands (British)
Moody’s Equilibrium II (BVI) Holding Corporation	Virgin Islands (British)
Moody’s Finance (BVI) Limited	Virgin Islands (British)
Moody’s Financing (BVI) Limited	Virgin Islands (British)
Moody’s Financing (Cyprus) Limited	Cyprus
Moody’s France SAS	France
Moody’s Group Australia Pty. Ltd.	Australia
Moody’s Group Cyprus Ltd.	Cyprus
Moody’s Group Deutschland GmbH	Germany
Moody’s Group France SAS	France
Moody’s Group Holdings (BVI) Limited	Virgin Islands (British)
Moody’s Group Japan G.K.	Japan
Moody’s Group NL B.V.	Netherlands
Moody’s Group UK Ltd.	UK
Moody’s Holdings (B.V.I.) Limited	Virgin Islands (British)
Moody’s Holdings Ltd.	UK
Moody’s Holdings NL B.V.	Netherlands
Moody’s Investment Company India Private Limited	India
Moody’s Investors Service (Beijing), Ltd.	China
Moody’s Investors Service (BVI) Limited	Virgin Islands (British)
Moody’s Investors Service (Korea) Inc.	Korea, Republic of
Moody’s Investors Service (Nordics) AB	Sweden
Moody’s Investors Service Cyprus Ltd.	Cyprus
Moody’s Investors Service EMEA Limited	UK
Moody’s Investors Service España SA	Spain
Moody’s Investors Service Hong Kong Limited	Hong Kong
Moody’s Investors Service India Private Limited	India
Moody’s Investors Service Limited	UK
Moody’s Investors Service Limited (Rep Office)	Switzerland
Moody’s Investors Service Pty Limited	Australia
Moody’s Investors Service Singapore Pte. Ltd.	Singapore
Moody’s Investors Service South Africa (Pty) Limited	South Africa
Moody’s Israel Holdings Inc.	Virgin Islands (British)
Moody’s Italia S.r.l.	Italy
Moody’s Japan K.K.	Japan
Moody’s Latin America Holding Corp.	Virgin Islands (British)
Moody’s Lithuania, UAB	Lithuania
Moody’s Local BR Agencia de Classificacao de Risco Ltda. (fka Moody's America Latina Ltda.)	Brazil
Moody’s Local PA Calificadora de Riesgo S.A (fka Equilibrium Calificadora de Riesgo S.A.)	Panama
Moody’s Mauritius Holdings Limited	Mauritius
Moody’s Risk Assessments Limited	UK
Moody’s SF Japan K.K.	Japan
Moody’s Shared Services UK Limited	UK

Moody’s Singapore Pte Ltd	Singapore
Moody’s South Africa (B.V.I.) Limited	Virgin Islands (British)
Omega Performance Corp./S.C.C. Á Rendement Omega	Canada
Passfort Limited	UK
Pragati Development Consulting Services Ltd	India
RealXData GmbH	Germany
Regulatory DataCorp Limited	UK
Risk First Limited	UK
Risk Management Solutions (Beijing) Limited	China
Risk Management Solutions (Bermuda) Ltd.	Bermuda
Risk Management Solutions Limited	UK
RMS Japan Corporation	Japan
RMS Risk Management Solutions India Private Limited (Bangalore)	India
RMS Risk Management Solutions India Private Limited (Noida)	India
SCRiesgo S.A. de C.V. “Clasificadora de Riesgo”	El Salvador
SCRiesgo Sociedad Anonima	Guatemala
SCRiesgo Sociedad Calificadora de Riesgo S.R.L.	Dominican Republic
Sociedad Calificadora De Riesgo Centroamerica S.A.	Costa Rica
Yellow Maple Holding B.V.	Netherlands
Yellow Maple I B.V.	Netherlands
Yellow Maple II B.V.	Netherlands
Zephus Ltd.	UK